Business Combination	12 Months Ended
Dec. 31, 2020
Business Combinations [Abstract]
Business combination

Note 4— Business combination

Acquisition of Fe-da Electronics

On September 27, 2020, VIYI entered into Acquisition Framework Agreement, which was amended and supplemented on September 28, 2020, to acquire 100% equity interests of Fe-da Electronics Company Pte Ltd. (“Fe-da Electronics”), a provider of Internet of Things solutions based in Singapore, to accelerate the development of the Company’s computer chip and intelligent chip business. The transaction consummated on September 28, 2020. According to the agreement, acquisition consideration is up to USD 35 million (approximately RMB 228.4 million) to acquire the 100% equity interests of Fe-da Electronics. Pursuant to the amended and supplemented agreement, VIYI is to pay USD 15 million (approximately RMB 97.9 million) in cash, and the remaining cash payments for this acquisition are expected to be made in three installments during the next three years, subject to the fulfilment of certain performance conditions by Fe-da Electronics. The first payment of USD 6 million (approximately RMB 39.1 million) is due on March 31, 2022 if the net income of Fe-da Electronics for the year of 2021 is at least USD 3 million (approximately RMB 19.6 million); the second payment of USD 6 million (approximately RMB 39.1 million) is due on March 31, 2023 if the net income of Fe-da Electronics for the year of 2022 is at least USD 6 million (approximately RMB 39.1 million); and the third payment of USD 8 million (approximately RMB 52.2 million) is due on March 31, 2024 if the net income of Fe-da Electronics for the year of 2023 is at least USD 9 million (approximately RMB 58.7 million). On March 26, 2020, the Company and Fe-da Electronics signed a second amended agreement to amend the terms of payment for the three installments above to be settled altogether on March 31, 2024 instead of over three years. If Fe-da Electronics is unable to meet the performance target in any year, the Company is entitled to a refund of consideration in two times the difference of actual and target net income up to USD 20 million. VIYI paid USD 15 million (approximately RMB 97.9 million) on November 27, 2020.

The main businesses of Fe-da Electronics are the customization of central processing units (“CPU”) for computers and servers and the production of storage devices, including SSD and RAM storage devices. After integrating Fe-da Electronics into VIYI, the Company plans to both retain and strengthen Fe-da Electronics’ current team, fostering meaningful synergies in its development of central processing algorithm services. The Company also plans to utilize Fe-da Electronics’ existing artificial intelligence (“AI”) and cloud computing technologies to further unlock its potential in the development of cloud service solutions.

The Company’s acquisition of Fe-da Electronics was accounted for as a business combination in accordance with ASC 805. Management estimated the fair value of consideration including any contingent consideration based on the present value of the probability-weighted expected amount of the future payments. The Company then allocated the fair value of consideration of Fe-da Electronics based upon the fair value of the identifiable assets acquired and liabilities assumed on the acquisition date. The Company estimated the fair values of the assets acquired and liabilities assumed at the acquisition date in accordance with the business combination standard issued by the FASB with the valuation methodologies using level 3 inputs, except for other current assets and current liabilities were valued using the cost approach. Management of the Company is responsible for determining the fair value of assets acquired, liabilities assumed and intangible assets identified as of the acquisition date and considered a number of factors including valuations from independent appraisers. Acquisition-related costs incurred for the acquisitions are not material and have been expensed as incurred in general and administrative expense.

The following table summarizes the fair value of consideration to acquire Fe-da Electronics on September 28, 2020:

	RMB	USD
Present value of cash to be paid by November 30, 2020	101,472,360	14,867,309
Present value of contingent cash installments	1,949,926	285,695
Total consideration at fair value	103,422,286	15,153,004

As of December 31, 2020, acquisition payable amounted to RMB 1,864,131 (USD 285,695), net of discount of RMB 1,830,546 (USD 280,548). During the year ended December 31, 2020, a total of RMB 914,864 (USD 140,211) was recorded for amortization expense of acquisition payable discount.

The following table summarizes the fair value of the identifiable assets acquired and liabilities assumed on the acquisition date, which represents the net purchase price allocation on the date of the acquisition of Fe-da Electronics based on valuation performed by an independent valuation firm engaged by the Company and translated the fair value from USD to RMB using the exchange rate on September 28, 2020 at the rate of USD 1.00 to RMB 6.8252.

	Fair value	Fair value
	RMB	USD
Cash and cash equivalents	2,413,276	353,583
Other current assets	42,183,452	6,180,544
Plant and equipment	9,930	1,455
Intangible assets	30,353,889	4,447,326
Other noncurrent assets	89,252	13,078
Total assets	75,049,799	10,995,986
Total liabilities	(27,170,661)	(3,980,933)
Fair value of net assets acquired	47,879,138	7,015,053
Goodwill	55,543,148	8,137,951
Total consideration	103,422,286	15,153,004

Customer relationship, including the customer list, the awareness of customer views and expectations and continuous interactions with customers, with a fair value of approximately RMB 27.3 million (USD 4.0 million) and estimated finite useful life of 4 years and technology know-hows, including the central processing algorithm technology and the artificial intelligence (“AI”) and cloud computing technologies, with a fair value of approximately RMB 3.1 million (USD 0.4 million) and estimated finite useful life of 5 years were raised from the acquisition.

Approximately RMB 55.5 million (USD 8.1 million) of goodwill arising from the acquisition is mainly attributable to the excess of the consideration paid over the fair value of the net assets acquired that cannot be recognized separately as identifiable assets under U.S. GAAP, and comprise (a) the assembled work force and (b) the expected but unidentifiable business growth as a result of the synergy resulting from the acquisition.

The amount of revenue and net income what resulted from the acquisition and included in the consolidated statements of operations and comprehensive income (loss) during the twelve months ended December 31, 2020 were RMB 124,413,884 (USD 19,067,554) and RMB 7,734,713 (USD 1,185,415), respectively.

Unaudited pro forma revenue and net income for the year ended December 31, 2020 were RMB 478,653,124 (USD 73,357,925) and RMB 8,956,366 (USD 1,372,644), respectively as if the acquisition happened on January 1, 2020.